Exhibit 99.2

                         FORM 4 JOINT FILER INFORMATION

          (Attachment to Form 4 in accordance with instruction 4(b)(v))

   Check this box if no longer subject
   to Section 16:                                   [ ]

   Name and Address:                                Standard General Master
                                                    Fund L.P.
                                                    Walkers SPV Limited,
                                                    Walker House, Mary Street,
                                                    George Town
                                                    Grand Cayman,
                                                    Cayman Islands KY1-1002

   Issuer and Ticker Symbol:                        Penn Octane Corporation
                                                    (POCC)

   Date of Earliest Transaction:                    5/27/08

   Relationship to Issuer:                          10% Owner

   Designated Filer:                                Standard General L.P.

   TABLE I INFORMATION
   Title of Security:                               Common Stock
   Transaction Date:                                5/27/08
   Transaction Code:                                P
   Securities Acquired:                             12,100
   Acquired or Disposed:                            A
   Price:                                           $1.81
   Ownership Form:                                  D
   Amount Beneficially Owned After Transaction:     3,414,918
   Nature of Indirect Beneficial Ownership:

   Title of Security:                               Common Stock
   Transaction Date:                                5/28/08
   Transaction Code:                                P
   Securities Acquired:                             25,000
   Acquired or Disposed:                            A
   Price:                                           $1.8548
   Ownership Form:                                  D
   Amount Beneficially Owned After Transaction:     3,439,918
   Nature of Indirect Beneficial Ownership:

   Signature:                                       STANDARD GENERAL MASTER
                                                    FUND L.P.
                                                    By:  Standard General GP
                                                         LLC, its General
                                                         Partner
                                                         By:  Standard General
                                                              Management LLC,
                                                              its Managing
                                                              Member


                                                    By:  /s/ Soohyung Kim
                                                         -----------------------
                                                         Name:  Soohyung Kim
                                                         Title: Co-Managing
                                                                Member of
                                                                Standard General
                                                                Management LLC